February 21, 2008

Supplement

SUPPLEMENT DATED FEBRUARY 21, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2007

Effective May 1, 2008, the Board of Trustees of Morgan Stanley Variable Investment Series (the ‘‘Fund’’) approved changing the name of The Equity Portfolio (the ‘‘Portfolio’’) to ‘‘The Capital Opportunities Portfolio.’’ In connection with the name change, the Portfolio will no longer be required to invest at least 80% of its assets in equity securities and securities convertible into equity securities. Upon effectiveness of this change, all references to ‘‘The Equity Portfolio’’ in the Prospectus will be replaced with ‘‘The Capital Opportunities Portfolio.’’

The first sentence in the first paragraph in the section of the Portfolio’s Prospectus entitled ‘‘The Portfolio — Principal Investment Strategies’’ is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR EQ 02/08